Exhibit 99.2

RESPONSE BIOMEDICAL CORP. (THE “ISSUER”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

FOR SUBSCRIPTION RECEIPTS

INSTRUCTIONS TO PURCHASER

1.	All purchasers must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

If you are purchasing less than $150,000 and are an “accredited investor”, then complete and sign the “Accredited Investor Form” that starts on page 5. The purpose of the form is to determine whether you meet the standards for participation in a private placement under National Instrument 45-106.

3.

If you are a “U.S. Purchaser”, complete and sign the certification that starts on page 13. A “U.S. Purchaser” is (a) any person in the United States, (b) any person purchasing Purchased Securities on behalf of any person in the United States, (c) any person that receives or received an offer to purchase the Purchased Securities while in the United States (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S), or (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S). If you are a U.S. Purchaser, the Purchased Securities are being offered and sold only to “accredited investors”, as that term is defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “1933 Act”).

4.	If you are resident in a country other than Canada or the United States, then complete and sign the “Foreign Purchasers Certificate” that starts on page 19.

Important Notes to Purchasers:

The gross proceeds will be held in trust until the Release Condition (as defined herein) is satisfied. Upon satisfaction of the Release Condition, each Subscription Receipt (as defined herein) will automatically convert into one unit of the Issuer (a “Unit”). Each Unit will consist of one common share of the Issuer (“Common Share”) and one-half of one warrant to purchase one whole Common Share. In the event that the Release Condition is not satisfied on or before 5:00 p.m. (Toronto Time) on November 24, 2013, then the subscription shall terminate and all subscription funds shall be returned to investors without interest.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	Response Biomedical Corp. (the “Issuer”), of 1781 – 75th Avenue W., Vancouver, B.C. V6P 6P2

AND TO:	Bloom Burton & Co. Inc. (the “Agent”) of 65 Front St. East, Suite 300, Toronto, Ontario, M5E 1B5

Subject and pursuant to the terms set out in the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms attached which are hereby incorporated by reference, the undersigned purchaser (the “Purchaser”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

___________________________ Subscription Receipts $2.45 per Subscription Receipt for a total purchase price of $________________________________

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows, unless instructed otherwise by the Agent

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
Name to appear on certificate	Name and account reference, if applicable
Account reference if applicable	Contact name
Address	Address
Telephone Number

Additional Purchaser Information

Present Ownership of Securities

The Purchaser either [check appropriate box]:

☐           owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock of the Issuer or securities convertible into common shares in the capital stock of the Issuer; or

☐          owns directly or indirectly, or exercises control or direction over, ________________ common shares in the capital stock of the Issuer and convertible securities entitling the Purchaser to acquire an additional ______________ common shares in the capital stock of the Issuer.

Registrant Status

The Purchaser either [check appropriate box]:

☐            is a “registrant” as defined in the Securities Act (British Columbia), namely: “registrant” means a person that is registered or is required to be registered under the Securities Act (British Columbia) because that person:

(a)trades in a security or exchange contract;

(b)acts as an adviser;

(c)acts as an investment fund manager; or

(d)acts as an underwriter; or

☐            is not a “registrant”.

Insider Status

The Purchaser either [check appropriate box]:

☐is an “Insider” of the Issuer as defined in the Policies of the Toronto Stock Exchange, namely: “Insider” means (and includes associates and affiliates of the Insider):

(a)a director or officer of the Issuer;

(b)a director or officer of a person that is itself an Insider or subsidiary of the Issuer;

(c)a person or company that has,

(i)beneficial ownership of, or control or direction over, directly or indirectly, securities of the Issuer carrying more than 10 per cent of the voting rights attached to all the Issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution, or

(ii)a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Issuer carrying more than 10 per cent of the voting rights attached to all the Issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution,

(d)the Issuer if it has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security,

(e)a person or company designated as an Insider in an order made under subsection (11) of the Securities Act (Ontario), and

(f)a person or company that is in a class of persons or companies designated under subparagraph 40v of subsection 143 (1) of the Securities Act (Ontario).

☐is not an “Insider” of the Issuer.

EXECUTED by the Purchaser this             day of                                                          , 20    . By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of Purchaser”.

EXECUTION BY PURCHASER:

X

Signature of individual (if Purchaser is an individual)

X

Authorized signatory (if Purchaser is not an individual)

Name of Purchaser and/or authorized signatory (please print)

Name of beneficial purchaser for whom Purchaser is contracting
(if applicable) (please print)

Address of Purchaser (residence)

Address of beneficial purchaser (if applicable)

Telephone number and e-mail address

RESPONSE BIOMEDICAL CORP. (i) accepts the subscription set forth above this _____ day of _____________________________, 2013; and (ii) represents and warrants to the Purchaser that the representations and warranties made by the Issuer in this Subscription Agreement (including those representations and warranties incorporated herein by reference) are true and correct as of the date hereof and will be true and correct as of the Closing Date, and agrees to be bound by the obligations of the Issuer set forth in this Subscription Agreement.

______________________________________

Authorized Signatory

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ACCREDITED INVESTOR FORM

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

In connection with the execution of the Subscription Agreement to which this Form is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that the Purchaser satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

_____Category 1	a Canadian financial institution, or a Schedule III bank
_____Category 2	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)
_____Category 3

a subsidiary of any person referred to in Category 1 or 2, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

_____Category 4

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

_____Category 5	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Category 4
_____Category 6	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada
_____Category 7

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Québec

_____Category 8	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government
_____Category 9	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada
_____Category 10	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000
_____Category 11

an individual whose net income before taxes exceeded $200,000 in each of the two (2) most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two (2) most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

_____Category 12	an individual who, either alone or with a spouse, has net assets of at least $5,000,000
_____Category 13	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements
_____Category 14

an investment fund that distributes or has distributed its securities only to

(a)a person that is or was an accredited investor at the time of the distribution;

(b)a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of National Instrument 45-106 [Minimum amount investment], or 2.19 of National Instrument 45-106 [Additional investment in investment funds]; or

(c)a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 [Investment fund reinvestment]

_____Category 15

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 6 of 36 pages

_____Category 16

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____Category 17

a person acting on behalf of a fully managed account managed by that person, if that person

(a)is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(b)in Ontario, is purchasing a security that is not a security of an investment fund

_____Category 18

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____Category 19	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in Categories 1 to 4 or Category 9 in form and function
_____Category 20

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

_____Category 21	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser
_____Category 22	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor

The statements made in this Form are true and accurate as of the date of signing and will be true and accurate as of the Closing Date. If any such representations and warranties shall cease to be true and accurate at any time prior to Closing, the Purchaser will promptly notify the Agent and the Issuer.

Dated _____________________________________ 20___.

 X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

_____________________________________________
Name of Purchaser (please print)

_____________________________________________
Name of authorized signatory (please print)

_____________________________________________
Official capacity of authorized signatory (please print)

For the purposes hereof:

(a)	“accredited investor” means a person who meets the criteria in any of the above categories;

(b)	“Canadian financial institution” means:

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

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(c)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

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(h)	“person” includes

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(i)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(j)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(k)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 9 of 36 pages

TERMS

Reference date of this Subscription Agreement	September 24, 2013 (the “Agreement Date”).
The Offering

The Issuer	Response Biomedical Corp. (the “Issuer”).

The Agent

The offering is made on a commercially reasonable efforts basis by Bloom Burton & Co. Inc. (which, together with any sub-agents, including a registered United States broker-dealer (a “U.S. Affiliate”), is referred to as the “Agent”) under an agency agreement dated for reference the Agreement Date (the “Agency Agreement”).

Offering	The offering (the “Offering”) consists of an aggregate of up to 1,632,653 subscription receipts of the Issuer (the “Subscription Receipts”).

Purchased Securities

The “Purchased Securities” are non-transferable Subscription Receipts purchased pursuant to the terms of this Subscription Agreement.  Each Subscription Receipt will automatically convert, for no additional consideration, on the Effective Date (as defined below) into one previously unissued unit (a “Unit”) of the Issuer. Each Unit will consist of one common share of the Issuer (a “Share”) and one-half of one warrant to purchase one share (each whole warrant, a “Warrant”, each underlying Share, a “Warrant Share”). Each Warrant will have an exercise price of $3.58 and will expire on the three-year anniversary of the Closing Date. The Warrants will be eligible for cashless exercise and will be subject to standard adjustment provisions.

Funds from Subscription Receipts

The conversion of the Subscription Receipts and the release of the subscription proceeds are conditional upon (A) the Issuer obtaining disinterested shareholder approval for the Offering at a meeting of the shareholders of the Issuer to be held on or about November 1, 2013, or at any adjournment thereof (the “Release Condition”).

From the Closing Date until the date on which the Release Condition is satisfied (the “Effective Date”), the gross proceeds of this Offering will be held in trust by an escrow agent acceptable to the Agent and the Issuer.  After the Release Condition is satisfied, the gross proceeds less the Commission (as defined below) and any remaining expenses of the Agent will be released to the Issuer.

On the Effective Date, the Subscription Receipts will automatically convert, for no additional consideration, into Units. There can be no assurance that the Release Condition will be satisfied.

If the Release Condition are not satisfied on or before 5:00 p.m. (Toronto Time) on November 24, 2013 (the “Expiry Time”), all Subscription Receipts will be automatically cancelled and be null and void, and the proceeds held by the escrow agent will be returned to the Agent, on behalf of the Purchasers, in the full amounts of their subscriptions.

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Compensation to Agent

The Agent will receive a cash commission equal to 5% and broker warrants equal to 7.0% of the gross proceeds received by the Issuer from the sale of the Subscription Receipts, excluding certain specified investors (together, these amounts and Securities are the “Commission”). The Commission will be paid out of the gross proceeds only upon the Release Condition being satisfied.

If the Release Condition is not satisfied on or before the Expiry Time the Commission will be not be paid to the Agent.

Total amount	Up to $4,000,000.

Price	$2.45 per Subscription Receipt.

Selling Jurisdictions

The Subscription Receipts may be sold in all of the Provinces of Canada and in certain “offshore” jurisdictions outside Canada and outside the United States and in the United States in accordance with available exemptions (the “Selling Jurisdictions”).

Exemptions

The Offering will be made in accordance with the following exemptions from the prospectus requirements in Canada:

(a)the “accredited investor” exemption found in section 2.3 of National Instrument 45-106 Prospectus and Registration Exemptions; and

(b)the “minimum amount investment ($150,000)” exemption found in section 2.10 of National Instrument 45-106 Prospectus and Registration Exemptions.

The Offering will also be made in the United States, pursuant to Rule 506 of Regulation D, Regulation S and/or section  (2) of the United States Securities Act of 1933, as amended.

Resale restrictions and legends

The Purchased Securities will be subject to a hold period. The Purchaser acknowledges that the Purchased Securities will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RESPONSE BIOMEDICAL CORP. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS OR (C) PURSUANT TO THE EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER, IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES AND, IN THE CASE OF PARAGRAPH (C)(I) OR (D), THE SELLER HAS FURNISHED TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT TO SUCH EFFECT AND, IN THE CASE OF PARAGRAPH (B), A DECLARATION IN THE FORM OF SCHEDULE “B” TO THE SUBSCRIPTION RECEIPT AGREEMENT UNDER WHICH THIS SECURITY WAS ISSUED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

Shares and Warrants issued upon satisfaction of the Release Condition will be subject to the balance of the four month hold period from the Closing Date. Certificates representing Securities issued to U.S. Purchasers will bear additional legends approved by the Issuer’s counsel and the Agent and its counsel including, without limitation, the legend set forth in Section 8 of the Provisions Applicable to a United States Purchaser.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 11 of 36 pages

Closing Date

Payment for, and delivery of, the Subscription Receipts (the “Closing”) is scheduled to occur on or about September 24, 2013 or on such other date as may be agreed upon by the Issuer and the Agent (the “Closing Date”).

Additional definitions

In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)“Purchased Securities” means the non-transferable Subscription Receipts purchased under this Subscription Agreement; and

(b)“Securities” means the non-transferable Subscription Receipts and the underlying Units (and Shares and Warrants underlying the Units).

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The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of British Columbia.

Stock exchange listings	The Shares are listed on the Toronto Stock Exchange.

End of Terms

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 NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

PROVISIONS APPLICABLE TO A U.S. PURCHASER

CERTIFICATION OF U.S. PURCHASER

NOTE: the provisions on this page are applicable ONLY if the Purchaser is a U.S. Purchaser.

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Certification is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that:

1.

It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment.

2.

The Issuer has provided to the Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as the Purchaser has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

3.

It is acquiring the Securities in the ordinary course of its business and as principal for its own account, for investment purposes, and not with a view to any resale, distribution or other disposition of the Securities in any transaction that would be in violation of the securities laws of the United States or any state thereof, subject, nevertheless, to the disposition of its property being at all times within its control.

4.

It understands the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities (“blue sky”) laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act.

5.	It is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act, and has evidenced such status by marking the box applicable to the Purchaser below:

☐	(501(a)(1))

any bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of such Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act, as amended; any insurance company as defined in Section 2(13) of the 1933 Act; any investment company registered under the United States Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended, any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Development Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000, any employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended; if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the United States Employee Retirement Income Security Act of 1974, as amended, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

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☐	(501(a)(2))	any private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended;

☐	(501(a)(3))

any organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

☐	(501(a)(4))	any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	(501(a)(5))

any natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S.$1,000,000;

Note: For purposes of calculating “net worth” under this paragraph:

(a)   the person’s primary residence shall not be included as an asset;

(b)   indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(c)   indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐	(501(a)(6))

any natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	(501(a)(7))

any trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the 1933 Act;

☐	(501(a)(8))	any entity in which all of the equity owners meet the requirements of at least one of the above categories.

6.

It has not purchased the Purchased Securities as a result of any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D promulgated under the 1933 Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine, on the internet or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

7.

If it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, except:

(a)	to the Issuer;

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(b)	outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(c)

in accordance with the exemptions from registration under the 1933 Act provided by (i) Rule 144 thereunder, if available or (ii) Rule 144A, thereunder, if available, and, in both cases, in accordance with applicable state securities laws of the United States; or

(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

(e)	prior to such sale pursuant to subsection (c)(i) or (d) it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer.

8.

It understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or state securities laws, the certificates representing the Securities, and all certificates issued in exchange therefor or in substitution thereof, will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RESPONSE BIOMEDICAL CORP. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS OR (C) PURSUANT TO THE EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 THEREUNDER, IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN BOTH CASES, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES AND, IN THE CASE OF PARAGRAPH (C)(I) OR (D), THE SELLER HAS FURNISHED TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE SUBSCRIPTION RECEIPT AGENT TO SUCH EFFECT AND, IN THE CASE OF PARAGRAPH (B), A DECLARATION IN THE FORM OF SCHEDULE “B” TO THE SUBSCRIPTION RECEIPT AGREEMENT UNDER WHICH THIS SECURITY WAS ISSUED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if, at the time the Issuer is a “foreign issuer,” as defined in Rule 902(e) of Regulation S promulgated under the 1933 Act, the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with local laws and regulations, the legend may be removed by providing a declaration to the Issuer and to the Issuer’s transfer agent, in the form attached hereto as Appendix “A” (or in such other form as the Issuer may prescribe from time to time); provided further, if any of the Securities are being sold pursuant to Rule 144 under the 1933 Act, if available, the legend may be removed by delivering to the Issuer and the Issuer’s transfer agent an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer, to the effect that the legend is no longer required under applicable requirements of the 1933 Act.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 16 of 36 pages

9.

It has been independently advised, or acknowledges that it is aware, and understands that the acquisition, holding and disposition of the Securities may have tax consequences under the laws of both the United States and Canada, including, without limitation, with respect to the potential applicability of United States federal taxation rules related to “passive foreign investment companies” (“PFIC”) and “qualified electing fund” (“QEF”) elections (as such terms are defined in the United States Internal Revenue Code of 1986, as amended), confirms that, except as set forth herein, no representation has been made to it by or on behalf of the Issuer with respect thereto, and acknowledges and understands that it is its sole responsibility to determine and assess such tax consequences as may apply to its particular circumstances; provided, however, it understands and acknowledges that it is aware of the obligation on the part of the Issuer and any successor company, pursuant to the terms of the Agency Agreement, to provide to the Purchaser, upon written request, all of the information that would be required for United States income tax reporting purposes by a United States security holder making an election to treat the Issuer or any such successor company as a QEF for the purposes of the United States Internal Revenue Code of 1986, as amended, should the Issuer or any such successor company or the investor determine that the Issuer or any such successor company is a PFIC, in any calendar year following the purchase of the Subscription Receipts and the acquisition of the underlying Shares by such Purchaser.

10.

It understands and agrees that the financial statements of the Issuer have been prepared in Canadian dollars and in accordance with United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

11.

It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

12.

It understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the 1933 Act and the rules of the SEC provide in substance that the Purchaser may dispose of the Securities only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, and, other than as set out herein, the Purchaser understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that absent registration, under the rules of the SEC, the Purchaser may be required to hold the Securities indefinitely or to transfer the Securities in “private placements” which are exempt from registration under the 1933 Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

13.

It understands and acknowledges that the Issuer (i) is under no obligation to be or to remain a “foreign issuer,” as such term is defined in Rule 405 promulgated under the 1933 Act, (ii) may not, at the time the Purchaser sells the Shares or any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Issuer not to be a foreign issuer. If the Issuer is not a foreign issuer at the time of any sale pursuant to Rule 904 of Regulation S promulgated under the 1933 Act, the certificate delivered to the buyer may continue to bear the applicable legend described in Section (8) above.

14.

It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

15.

It is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments like that involved in the purchase of the Securities, including investments in comparable companies, and it fully understands the risks involved with an investment in the Issuer.

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16.

It acknowledges that the funds representing the total price for the Purchased Securities will not represent proceeds of crime for the purposes of Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to the Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the total purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

17.	It covenants not to make any resale of the Securities without complying with the provisions of this Subscription Agreement, the 1933 Act and State securities laws of the United States.

The statements made in this Certification are true and accurate to the best of my information and belief and I will promptly notify the Agent and the Issuer of any changes in the answers.

ONLY U.S. PURCHASERS NEED COMPLETE AND SIGN

Dated ________________________, 20_____

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

_____________________________________________
Name of Purchaser (please print)

_____________________________________________
Name of authorized signatory (please print)

_____________________________________________
Official capacity of authorized signatory (please print)

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 18 of 36 pages

APPENDIX “A”

Declaration for removal of legend

TO:     Computershare Investor Services Inc. as registrar and transfer agent for the common shares of Response Biomedical Corp. (the “Company”).

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number ___________________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the 1933 Act, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: ____________________________ Dated: ______________________________

Signature

Name (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _______________ (the “Seller”) dated ____________________, with regard to the sale, for such Seller’s account, of the common shares represented by certificate number ______________ of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

______________________________________

Name of Firm

By: __________________________________

Authorized officer

Date: _________________________________

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FOREIGN PURCHASER'S CERTIFICATE

(Residents of Jurisdictions other than Canada and the United States)

The undersigned Purchaser, a resident of a jurisdiction other than Canada or the United States, hereby represents and warrants, as an integral part of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set out directly next to which the Purchaser has marked below.

1.

The Purchaser is, and each beneficial purchaser for whom the Purchaser may be acting as trustee or agent is, a resident of a country (an "International Jurisdiction") other than Canada or the United States and the decision to subscribe for the Securities was taken in such International Jurisdiction.

2.

The delivery of the Subscription Agreement, the acceptance of it by the Issuer and the issuance of the Securities to the Purchaser, or any beneficial purchaser, complies with all laws applicable to the Purchaser and such beneficial purchaser, including the laws of such purchaser's jurisdiction of residence, and all other applicable laws, and will not cause the Issuer to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction.

3.

The Purchaser, and each such beneficial purchaser, is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction which would apply to the subscription (other than the securities laws of Canada and the United States).

4.

The Purchaser, and each such beneficial purchaser, is subscribing for the Securities pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to subscribe for the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption.

5.

The applicable securities laws do not require the Corporation to register any of the Securities, file a prospectus or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction.

6.

The Purchaser will not sell, transfer or dispose of the Securities except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Purchaser acknowledges that the Issuer shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States securities laws.

7.

If it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, except:

(a)	to the Issuer;

(b)	outside the United States (other than in Canada) in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(c)

other than sales made to purchasers in Canada, in accordance with the exemptions from registration under the 1933 Act provided by (i) Rule 144 thereunder, if available or (ii) Rule 144A, thereunder, if available, and, in both cases, in accordance with applicable state securities laws of the United States; or

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(d)	the Securities are sold in a transaction that does not require registration (d) under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

prior to such sale pursuant to subsection (c)(i) or (d) it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer.

DATED ________________, 2013.

________________________________
Signature of Purchaser

________________________________
Name of Purchaser

________________________________
Address of Purchaser

________________________________
Address of Purchaser Cont'd

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GENERAL PROVISIONS

1.	DEFINITIONS

1.1     In the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Agent” has the meaning assigned in the Terms;

(c)	“Agreement Date” has the meaning assigned in the Terms;

(d)

“Applicable Legislation” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer or the equivalent and all applicable administrative policy statements issued by the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer or the equivalent together with the applicable rules and policies of the Exchange;

(e)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(f)	“Closing Date” has the meaning assigned in the Terms;

(g)	“Commissions” means the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer or the equivalent;

(h)	“Exchange” means the Toronto Stock Exchange;

(i)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 21 to 36;

(j)	“Personal Information” means any information about an identifiable individual, and includes information provided by the Purchaser in this Subscription Agreement;

(k)	“Private Placement” means the offering of the Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

(l)	“Purchased Securities” has the meaning assigned in the Terms;

(m)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(n)	“Regulatory Authorities” means the Commissions and the Exchange;

(o)	“Release Condition” has the meaning assigned in the Terms;

(p)	“SEC” means the United States Securities and Exchange Commission;

(q)	“Securities” has the meaning assigned in the Terms;

(r)	“Selling Jurisdictions” has the meaning assigned in the Terms;

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(s)

“Subscription Agreement” means the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference;

(t)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 9 to 12; and

(u)

“U.S. Purchaser” means (a) any person in the United States, (b) any person purchasing Purchased Securities on behalf of any person in the United States, (c) any person that receives or received an offer of to purchase the Purchased Securities while in the United States (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S), or (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered (except persons excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) or (vi) of Regulation S).

1.2            In the Subscription Agreement, “United States” has the meaning defined in Regulation S.

1.3            In the Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

1.4            In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1	Acknowledgements concerning the Private Placement

The Purchaser acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)

there are risks associated with the purchase of the Securities and the Purchaser is knowledgeable or experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities and is capable of bearing the economic risk of the investments;

(d)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(e)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Purchaser;

(f)	the Issuer is a reporting issuer in all of the provinces and territories of Canada and the Shares are listed on the Toronto Stock Exchange;

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(g)

no prospectus has been or is intended to be filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is intended to be exempted from the prospectus requirements of the Applicable Legislation and as a consequence of acquiring the Purchased Securities pursuant to these exemptions:

(i)	the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(h)

the Securities have not been registered under the 1933 Act or any state securities laws and may not be offered or sold in the United States unless registered or exempt from such registration requirements. The Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities; and

(i)	This subscription forms part of the larger Offering.

(j)	The issuance of the Units is conditional upon the satisfaction of the Release Condition.

(k)

The Subscription Receipts, Shares, Warrants and Warrant Shares are subject to resale restrictions under applicable Securities Laws (defined below). The Purchaser is advised to consult the Purchaser’s own legal advisors in this regard. For purposes hereof, “Securities Laws” means Securities Act (British Columbia) (the “B.C. Act”) and the rules and regulations promulgated thereunder and all orders, rulings, published policy statements, notices, interpretation notes, directions and instruments thereunder and, if the Purchaser is not resident in British Columbia, also means the Other Applicable Securities Laws.

(l)	The Subscription Receipts are being offered for sale only on a “private placement” basis.

(m)

In purchasing the Subscription Receipts, the Purchaser has relied solely upon publicly available information relating to the Issuer and not upon any oral or written representation as to any fact or otherwise made by or on behalf of the Issuer or any other person associated therewith, the decision to purchase the Subscription Receipts was made on the basis of publicly available information and the decision to acquire the Warrant Shares (issuable upon the exercise of the Warrants) will also be made on the basis of currently available public information.

(n)

The Purchaser’s ability to transfer the Subscription Receipts, Shares, Warrants and Warrant Shares is limited by, among other things, the Securities Laws and the policies of the Exchange. In particular, the Purchaser acknowledges having been informed that the Subscription Receipts, Shares, Warrants, and any Warrant Shares issued upon exercise of the Warrants, are subject to resale restrictions under National Instrument 45-102 Resale of Securities (“NI 45-102”) and may not be sold or otherwise disposed of in Canada for a period of four months and one day from the date of distribution of the Subscription Receipts, unless a statutory exemption is available or a discretionary order is obtained from the applicable Securities Commission allowing the earlier resale thereof, and may be subject to additional resale restrictions if such sale or other disposition would be a “control distribution”, as that term is defined in NI 45-102. If the Purchaser is not resident in Canada, additional resale restrictions may apply under the International Securities Laws (as defined below). In addition, the policies of the Exchange may require that the Subscription Receipts, Shares, Warrants and any Warrant Shares issued upon exercise of the Warrants, not be sold or otherwise disposed of for a period of not less than four months and one day from the Closing Date.

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(o)

The representations, warranties, covenants and acknowledgements of the Purchaser contained in this Subscription Agreement, and in any appendices or other documents or materials executed and delivered by the Purchaser hereunder, are made by the Purchaser with the intent that they may be relied upon by the Issuer and its professional advisors in determining the Purchaser’s eligibility to purchase the Subscription Receipts. The Purchaser further agrees that by accepting the Purchased Securities the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Purchaser at the Closing and that they shall survive the purchase by the Purchaser of the Subscription Receipts and any Warrant Shares and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Subscription Receipts, Shares, the Warrants or the Warrant Shares. The Purchaser hereby agrees to indemnify and save harmless the Issuer and its directors, officers, employees, advisors, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur and which are caused by or arise from any inaccuracy in, or breach or misrepresentation by the Purchaser of, any such representations, warranties and covenants. The Purchaser undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Purchaser set forth herein or in a Canadian Certificate or Certificate of a U.S. Person or Foreign Purchaser’s Certificate, as the case may be, that takes place prior to the Closing Date.

(p)

The sale and delivery of the Subscription Receipts to the Purchaser is conditional upon such sale being exempt from the requirement to file a prospectus or registration statement or to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Subscription Receipts or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or preparing and delivering an offering memorandum or similar document. The Purchaser further acknowledges and agrees that the Issuer may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Subscription Receipts and that the Purchaser will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Issuer in order to comply with the foregoing.

(q)

The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the fact that the Issuer is collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the Issuer retaining such personal information for as long as permitted or required by law or business practices. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent further acknowledge and consent to the fact that the Issuer may be required by the Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities or stock exchanges with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent represent and warrant that it has the authority to provide the consents and acknowledgements set out in this subsection 2.1(q). In addition to the foregoing, the Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and agree that the Issuer may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Issuer and the Purchaser;

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 25 of 36 pages

(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;

(iii)

disclosure to stock exchanges and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to approval or acceptance for filing of the Offering, reports of trades and similar stock exchange or regulatory filings;

(iv)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	disclosure to professional advisers of the Issuer in connection with the performance of their professional services;

(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons;

(vii)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(viii)	for use and disclosure as otherwise required or permitted by law.

The Purchaser is hereby also notified that:

(i)

the Issuer may deliver to the Ontario Securities Commission and/or the British Columbia Securities Commission certain personal information pertaining to the Purchaser, including such Purchaser’s full name, residential address and telephone number, the number of Subscription Receipts purchased by the Purchaser and the total purchase price paid for such Subscription Receipts, the prospectus exemption relied on by the Issuer and the date of distribution of the Subscription Receipts.

(ii)

such information is being collected indirectly by the Ontario Securities Commission and/or the British Columbia Securities Commission under the authority granted to them in their respective securities legislation,

(iii)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario or British Columbia, as applicable,

(iv)

(certain information pertaining to the Purchaser will be available for public inspection at the British Columbia Securities Commission during normal business hours, including the Purchaser’s full name, whether the Purchaser is an insider of Issuer or a registrant, the number of Common Shares purchased by the Purchaser, and the total purchase price paid for such Common Shares, and, if the Purchaser is an insider or promoter of the Issuer, the number, type and total consideration paid for all securities of the Issuer beneficially owned or directly or indirectly controlled, on the Closing Date, by such insider or promoter; and

(v)

the Purchaser may contact the following public officials in their respective provinces with respect to questions about the Ontario and or British Columbia Securities Commission’s indirect collection of such information at the following address and telephone number:

Ontario: Administrative Assistant to the Director of Corporate Finance Ontario Securities Commission Suite 1903, Box 55 20 Queen Street West Toronto, Ontario, M5H 3S8 Telephone (416) 593-3684

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British Columbia:

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Telephone: (604) 899-6500

Toll free across Canada: 1-800-373-6393

Facsimile. (604) 899-6581

(r)

The Purchaser acknowledges that there is no market for the Subscription Receipts and none is expected to develop. The Purchaser has been advised to consult the Purchaser’s own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Purchaser is solely responsible, and the Issuer is not in any way responsible, for compliance with applicable resale restrictions, and the Purchaser further acknowledges that the Issuer’s legal counsel is acting solely as counsel to the Issuer, and not as counsel to the Purchaser.

(s)

The Purchaser is aware of the characteristics of the Securities and the risks relating to an investment therein and agrees that the Purchaser must bear the economic risk of his, her or its investment in the Securities.

(t)	The Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of the Purchaser’s proposed investment in the Securities.

(u)	This subscription is conditional upon its acceptance by the Issuer and the Subscription Agreement is conditional upon its acceptance for filing of the Offering by the Exchange.

(v)	Each person exercising a Warrant will be required to give:

(i)	written certification that such person is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person; or

(ii)	a written opinion of counsel of recognized standing to the effect that the Warrant and the Warrant Shares have been registered under the 1933 Act or are exempt from registration thereunder; or

(iii)

written certification that such person is a person within the United States and that the representations, warranties and covenants of such person contained in this Subscription Agreement, or in the Transfer of Warrants Form, as applicable, are true and correct as of the date of exercise of the Warrant.

(w)

The Purchaser is aware that (i) the Issuer may complete additional financings in the future in order to develop the Issuer’s business and to fund its ongoing development, (ii) there is no assurance that such financings will be available and, if available, on reasonable terms, (iii) any such future financings may have a dilutive effect on the Issuer’s securityholders, including the Purchaser, and (iv) if such future financings are not available, the Issuer may be unable to fund its on-going development and the lack of capital resources may result in the failure of the Issuer’s business.

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(x)

The Purchaser acknowledges that the Offering is not subject to a minimum aggregate subscription amount, and the Issuer may agree close the Offering for less than the maximum gross proceeds of $4,000,000.

(y)	the Purchaser acknowledges that the Issuer’s counsel and the Agent’s counsel are acting as counsel to the Issuer and the Agent, respectively, and not as counsel to the Purchaser.

2.2     Representations by all Purchasers

The Purchaser represents and warrants to the Issuer and the Agent that, as at the Agreement Date and as at the Closing Date:

(a)	the Purchaser complies with one of the following:

(i)

the Purchaser is purchasing as principal or is deemed to be purchasing as principal in accordance with Applicable Legislation and meets the definition of “accredited investor” as such term is defined under National Instrument 45-106 Prospectus and Registration Exemptions and has completed and signed the Accredited Investor Form which begins on page 5; or

(ii)

the Purchaser is purchasing as principal and has purchased that number of Purchased Securities having an acquisition cost to the Purchaser of not less than $150,000 to be paid in cash on the Closing Date;

(b)

the Purchaser is not a person created or used solely to purchase or hold the Securities in order to comply with an exemption from the prospectus requirements of Applicable Legislation and if the Purchaser is not an individual, it pre-existed the Offering and has a bona fide purpose other than investment in the Purchased Securities;

(c)

in the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal, the Purchaser is the duly authorized trustee or agent of such beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchased Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting;

(d)

the Purchaser and any beneficial purchaser for whom it is acting is resident in the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Purchased Securities and the Purchaser was solicited to purchase in such jurisdiction;

(e)

the Purchaser has properly completed, executed and delivered the applicable form(s) set forth on pages 5 to 21 and such forms contain information about the Purchaser that is true and accurate as of the date of signing and will be true and correct as at the Closing Date;

(f)

the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Issuer in order to assist the Purchaser in making an investment decision in respect of the Purchased Securities and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

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(g)	no person has made to the Purchaser any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the purchase price of the Purchased Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange other than the application to list the Shares on the Exchange;

(h)	if the Purchaser is:

(i)

a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Purchaser has the legal capacity and competence to enter into and to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder;

(i)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation, the 1933 Act or any State securities laws of the United States;

(j)

the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(k)

the offer made by this subscription is irrevocable (subject to the Purchaser’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer;

(l)	unless the Purchaser has executed the “Certification of U.S. Purchaser” that begins on page 13:

(i)

unless the Purchaser is excluded from the definition of “U.S. person” under rule 902(k)(2)(i) or 902(k)(2)(vi), the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser’s buy order was made to the Agent, the Purchaser was outside the United States;

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(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(iii)

the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act and State securities laws of the United States; and

(iv)	the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any person in the United States;

(m)

if the Purchaser is a resident of an “International Jurisdiction” (which is defined herein to mean a country other than Canada or the United States), then the Purchaser on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)

the Purchaser is knowledgeable of, or has been independently advised as to, the “International Securities Laws” (which is defined herein to mean, in respect of each and every offer or sale of Purchased Securities, any securities laws having application to the Purchaser and the Private Placement other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)

the Purchaser is purchasing the Purchased Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Purchaser is permitted to purchase the Purchased Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)

the subscription by the Purchaser does not contravene any of the International Securities Laws applicable to the Purchaser and the Issuer and does not give rise to any obligation of the Issuer or the Agent to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)

the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)

the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Purchaser by the Issuer complies with all International Securities Laws;

(n)	this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

(o)

the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and acknowledges that the hold period indicated in the Terms does not constitute such representation and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(p)

the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

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(q)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issuance of the Securities as may be required;

(r)	the Purchaser acknowledges that, if the Release Condition is satisfied, the Agent will receive a commission from the Issuer in connection with the Private Placement; and

(s)

the funds representing the aggregate subscription price for the Purchased Securities which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to such Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) the Purchaser shall promptly notify the Issuer and the Agent if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer and the Agent with appropriate information in connection therewith.

2.3

The Purchaser will not offer or sell any of the Securities in the United States of America or to a U.S. Person unless such securities are registered under the 1933 Act, and the securities laws of all applicable states of the United States of America or an exemption from such registration requirements is available, and will not resell any of the Securities except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; provided, further, for the sake of clarity, that no sale may be made into the United States of America without complying with the provisions of Regulation S and all applicable holding periods of Rule 144.

2.4

The Purchaser is resident in the jurisdiction set forth in the “Address of Purchaser” set out on page 3 of this Subscription Agreement and the Purchaser will comply with all applicable securities laws and with the policies of the Exchange concerning the purchase of, the holding of and the resale restrictions on the Securities.

2.5

The Purchaser is aware that the offer made by this subscription is irrevocable and requires acceptance by the Issuer and the acceptance for filing thereof by the Exchange and will not become an agreement between the Purchaser and the Issuer until accepted by the Issuer signing in the space above.

2.6

If an individual, the Purchaser has attained the age of majority and is legally competent to execute and deliver this Subscription Agreement and to take all actions required pursuant hereto and if a corporation, partnership or other entity, the Purchaser has been duly incorporated, created or organized and validly exists under the laws of its jurisdiction of incorporation, creation or organization and all necessary approvals by its directors and shareholders have been obtained for the execution and delivery of this Subscription Agreement.

2.7

Upon acceptance of this subscription by the Issuer, this Subscription Agreement, including all exhibits and appendices, will constitute a legal, valid and binding contract of purchase enforceable against the Purchaser in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchases of securities by the Purchaser.

2.8

The Purchaser’s purchase of the Subscription Receipts has not been made through or as a result of, the distribution of the securities comprising the Subscription Receipts is not being accompanied by and the Purchaser is not aware of, any advertisement of the securities in printed media of general and regular paid circulation, radio, television or electronically.

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2.9

No prospectus or offering memorandum within the meaning of applicable securities laws or any other document purporting to describe the business and affairs of the Issuer has been delivered to the Purchaser in connection with the Offering.

2.10	No person has made to the Purchaser any written or oral representation;

(a)	that any person will resell or repurchase any of the Securities;

(b)	that any person will refund the purchase price of the Securities;

(c)	as to the future price or value of any of the Securities; or

(d)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on a stock exchange, other than the Exchange.

2.11	None of the Subscription Receipts are being purchased by the Purchaser with knowledge of any material fact about the Issuer that has not been generally disclosed.

2.12

In the case of a person signing this subscription as agent for a disclosed principal, each beneficial Purchaser for whom the agent is acting is purchasing, or is deemed under NI 45-106 to be purchasing, as principal, for its own account and not for the benefit of any other person, and such person is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each such beneficial Purchaser.

2.13	The acquisition of the Subscription Receipts hereunder by the Purchaser will not result in the Purchaser becoming a “control person”, as defined under applicable securities laws.

2.14	Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer, the Agent and the U.S. Affiliate in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer, the Agent and the U.S. Affiliate against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer and the Agent immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 9 to 12, the General Provisions on pages 21 to 36 and the other appendices, acknowledgements, provisions and forms incorporated by reference) which takes place prior to the Closing.

2.15     Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1	Incorporation by reference from Agency Agreement

(a)

The representations, warranties and covenants made by the Issuer to the Agent in the Agency Agreement are hereby incorporated by reference such that they form an integral part of the Subscription Agreement. The Issuer hereby reaffirms such representations, warranties and covenants as of the Agreement Date and as of the Closing Date (save and except as waived by the Agent, in its sole discretion) as if made as of that date. The Purchaser shall be entitled to rely on the representations, warranties and covenants made by the Issuer to the Agent in the Agency Agreement, and as incorporated by reference and reaffirmed herein, except to the extent that they have not been varied, amended altered or waived, in whole or in part, by the Agent.

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(b)

The Issuer will provide to the Purchaser, promptly on request and without charge, an extract from the Agency Agreement certified by an officer of the Issuer as a true extract of the representations and warranties contained in the Agency Agreement.

3.2     Representations, Warranties and Covenants of the Issuer

(a)

The Issuer represents and warrants to the Purchaser that (i) the Issuer has the full corporate right, power and authority to execute and deliver this Subscription Agreement, and (ii) this Subscription Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer enforceable against the Issuer.

(b)

So long as any of the Common Shares, Warrants or common shares issued upon exercise of the Warrants (“Subject Securities”) held by the Purchaser shall, at any time, constitute "restricted securities" within the meaning of Rule 144(a)(3), upon written request, the Issuer shall (regardless of whether the Issuer is at such time subject to Sections 13 or 15(d) of the Securities Exchange Act of 1934 (the “1934 Act”) provide to any holder, beneficial owner or prospective purchaser of such securities, the information required to be delivered pursuant to Rule 144A(d)(4) to facilitate the resale of such securities pursuant to Rule 144A. Until such time as the Purchaser no longer owns any Subject Securities, the Issuer covenants and agrees to (A) timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Issuer after the date hereof pursuant to the 1934 Act, the 1933 Act and state securities laws (the “U.S. Securities Laws”), and (B) prepare and furnish to the Purchaser (i) copies of documents or reports, if any, that the Issuer is required to file with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and (ii) the reports required to be provided to the Purchaser pursuant to the U.S. Securities Laws and will deliver such reports to the Purchaser in accordance with the U.S. Securities Laws. Any such document or report that the Issuer files with the SEC through the SEC's EDGAR system or SEDAR, as applicable, shall be deemed furnished to the Purchaser for purposes of this paragraph at the time such documents are filed or furnished via the EDGAR system or SEDAR, as applicable.

(c)

In connection with any resale of the Subject Securities that is not effectuated on the TSX, the Issuer agrees, subject to compliance with the U.S. Securities Laws to use its reasonable best efforts to assist the Purchaser in effectuating such sale, including by making available to any offerees or prospective purchasers (A) such information regarding the Issuer and its business, operations and financial condition as the Purchaser may reasonably request, (B) members of management to discuss the business, operations and financial condition of the Issuer, and (C) such other information as the Purchaser may reasonably request in order to facilitate such sale; provided, however, that the Issuer shall not be obligated to provide any information that would require it to file any materials with the SEC under the 1934 Act. Notwithstanding the foregoing, the Issuer will not be required to (i) assist the Purchaser in identifying or soliciting any offerees or prospective purchasers, (ii) file any registration statement, prospectus or any similar document in any jurisdiction, (iii) take any action that would result in the Issuer becoming subject to reporting or disclosure obligations to which it is not already subject, or (iv) disclose any material non-public information.

3.3     Survival of representations and warranties

The representations and warranties contained in this Section will survive for a period of three years from the Closing Date.

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4.	EXCLUSION OF LIABILITY OF THE AGENT

The Purchaser acknowledges that the Agent and the U.S. Affiliate are acting as agents in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Agent and the U.S. Affiliate, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Issuer. The Purchaser acknowledges that no information or representation concerning the Issuer has been provided to the Purchaser by the Issuer, the Agent or the U.S. Affiliate other than those contained in this Subscription Agreement and the Agency Agreement and that the Purchaser is relying entirely upon this Subscription Agreement and the Agency Agreement. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or the U.S. Affiliate. No person in the employment of, or acting as agent of, the Agent or the U.S. Affiliate has any authority to make or give any representation or warranty whatsoever in relation to the Issuer or the Securities. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or the U.S. Affiliate, and the Purchaser hereby releases the Agent and the U.S. Affiliate from any claims that may arise in respect of any such information given or statement made.

5.	WITHDRAWAL OF SUBSCRIPTION

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing if the Agent terminates its obligations with respect to the Private Placement under the Agency Agreement and hereby appoints the Agent as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

6.	PERSONAL INFORMATION

The Purchaser provides its consent to:

(a)

the disclosure of Personal Information by the Issuer to the Exchange, to the British Columbia Securities Commission and to any other applicable securities regulatory authorities, the Issuer’s registrar and transfer agent, legal counsel and any other party involved in the purchase and sale of the Purchased Securities;

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 1, or as otherwise identified by the Exchange, from time to time; and

(c)	the collection, use and disclosure of Personal Information by the Commissions for the purposes described in Appendix 1.

7.	ISSUER’S ACCEPTANCE

This Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for the Purchased Securities which will not be binding on the Issuer until accepted by the Issuer by executing this Subscription Agreement in the space provided on the face page(s) of this Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, this Subscription Agreement will be entered into on the date of such execution by the Issuer.

8.	CLOSING

8.1     The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer’s objectives and that further closings may not take place after the Closing.

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8.2     On or before the end of the second business day before the Closing Date, the Purchaser will deliver to the Issuer or the Agent the Subscription Agreement and all applicable acknowledgements, provisions and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

8.3     At Closing, the Issuer will deliver to the Agent the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Agent.

9.	MISCELLANEOUS

9.1     The Purchaser was introduced to the Issuer by the Agent or the U.S. Affiliate, as applicable, under the terms of the Agency Agreement.

9.2     The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

9.3     The Purchaser hereby irrevocably authorizes the Agent, in its sole discretion:

(a)

to act as the Purchaser’s representative at the Closing, to receive certificates for Purchased Securities subscribed for and to execute in its name and on its behalf all closing receipts and documents required; and

(b)

to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Purchaser contained in the Subscription Agreement or in any agreement or document ancillary or related to the Private Placement.

9.4     The Purchaser hereby authorizes the Agent to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

9.5     The Issuer, the Agent and the U.S. Affiliate may rely on delivery by fax machine or e-mail of an executed copy of this subscription, and acceptance by the Issuer of such faxed or e-mailed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its advisors are entitled to assume that the Purchaser accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered.

9.6     Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer and the Agent consider necessary.

9.7     This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

9.8     Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

9.9     Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agent, or by anyone else.

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9.10     The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

9.11     This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

9.12     A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

9.13     This Subscription Agreement is to be read with all changes in gender or number as required by the context.

9.14     This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

End of General Provisions

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APPENDIX 1

1.

Toronto Stock Exchange and its affiliates, authorized agents, subsidiaries and divisions, (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about each individual;

(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

(f)	to conduct enforcement proceedings; and

(g)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

2.

The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the Ontario Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8, (416) 593-8086.

End of Subscription Agreement